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                                                                     EXHIBIT 1.1





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                                                                     EXHIBIT 1.1


                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                             ADVANTA NATIONAL BANK
                             ADVANTA FINANCE CORP.
             ADVANTA REVOLVING HOME EQUITY LOAN ASSET-BACKED NOTES,
                          SERIES 1997-A, CLASS A NOTES

                             UNDERWRITING AGREEMENT

                                                              November 14,  1997
J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

         Advanta Mortgage Conduit Services, Inc. as Sponsor (the "Sponsor") has authorized the issuance and sale of Revolving Home Equity Loan Asset-Backed Notes, Series 1997-A consisting of variable rate pass-through Class A Notes (the "Notes"). The Notes will be issued pursuant to an indenture (the "Indenture"), dated as of November __, 1997, between the Advanta Revolving Home Equity Loan Trust 1997-A (the "Trust") and Bankers Trust Company of California, N.A., as Indenture Trustee (the "Indenture Trustee"). The Trust will be formed pursuant to a Trust Agreement to be dated as of November 1, 1997 and entered into by and between the Sponsor and Wilmington Trust Company, as Owner Trustee. The Notes will be secured by certain adjustable rate home equity revolving credit line loans, made or to be made in the future (the "Mortgage Loans") under certain home equity revolving credit line loan agreements (the "Credit Line Agreements") to be transferred by the Sponsor to the Trust pursuant to a sale and servicing agreement (the "Sale and Servicing Agreement"), dated as of November 1, 1997, among the Sponsor, the Trust, Advanta Mortgage Corp. USA, as Master Servicer (the "Master Servicer"), and the Indenture Trustee. Advanta National Bank and Advanta Finance Corp. (each an "Originator", and together the "Originators") will retain, initially, the remaining undivided interest in the trust assets (the "Originators' Interest") which may be sold or pledged at anytime, subject to certain conditions specified in the Trust

Agreement. The Class A Principal Balance of the Notes as of the opening of business on November 20, 1997 (the "Closing Date"), shall be $100,000,000.

         On or prior to the date of issuance of the Notes, the Sponsor will obtain a guaranty insurance policy (the "Policy") issued by AMBAC Indemnity Corporation (the "Insurer") which will unconditionally and irrevocably guarantee to the Indenture Trustee for the benefit of the Noteholders on any Payment Date, the amount by which the (i) Class A Principal Balance exceeds the
(ii) Trust Collateral Value minus the Non-Subordinated Originators' Interest, and (iii) any accrued and unpaid interest due on the Notes.

         The Notes and the Originators' Interest are more fully described in a registration statement which the Sponsor has furnished to J.P. Morgan Securities Inc. (the "Underwriter"). Capitalized terms used but not defined herein shall have the meanings given to them in the Sale and Servicing Agreement.

         The Sponsor will also enter into an Insurance Agreement, dated as of November 20, 1997 (the "Insurance Agreement"), with the Indenture Trustee and the Insurer, governing the liability of the several parties with respect to the losses resulting from material misstatements or omissions contained in the Prospectus Supplement. The Sponsor will also enter into an Indemnification Agreement, dated as of November 14, 1997 (the "Indemnification Agreement"), with the Underwriter and the Insurer, governing the liability of the several parties with respect to the losses resulting from material misstatements or omissions contained in the Prospectus Supplement. "Documents" shall mean the Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Underwriting Agreement, the Insurance Agreement and the Indemnification Agreement.

              SECTION 1. Representations and Warranties of the Sponsor and the Originators. The Sponsor and each Originator each represent and warrant to, and agree with the Underwriter that:

              A. Registration Statements on Form S-3, as amended by Post-Effective Amendments thereto, have (i) been prepared by the Sponsor and the Originators in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statements have been delivered by the Sponsor to the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statements, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such Registration Statements, or amendments thereof, including a preliminary prospectus supplement which, as completed, is proposed to be used in connection with the sale of the Notes and any prospectus filed with the Commission by the

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         Sponsor with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statements, as amended by all Post-Effective Amendments thereto heretofore filed with the Commission, at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means such final prospectus, as first supplemented by a prospectus supplement (the "Prospectus Supplement") relating to the Notes, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary
         Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Sponsor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. There are no contracts or documents of the Sponsor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statements. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

              To the extent that the Underwriter (i) has provided to the Sponsor Collateral term sheets (as hereinafter defined) that the Underwriter has provided to a prospective investor, the Sponsor has filed such Collateral term sheets as an exhibit to a report on Form 8-K within two business days of its receipt thereof, or (ii) has provided to the Sponsor Structural term sheets or Computational Materials (each as defined below) that the Underwriter has provided to a prospective investor, the Sponsor will file or cause to be filed with the Commission a report on Form 8-K containing such Structural term sheet and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is filed with the Commission pursuant to Rule 424 of the Rules and Regulations.

              B. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement





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         of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date (as hereinafter defined) does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Sponsor in writing by the Underwriter expressly for use therein.

              C. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

              D. Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Sponsor or any Originator, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

              E. Each of the Sponsor and each Originator has been duly incorporated and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation or national banking association in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under the Documents to which it is a party, and to cause the Notes to be issued.

              F. There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor or any Originator is a party or of which any of its properties is the subject (a) which if determined adversely to the Sponsor or





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         any Originator would have a material adverse effect on the business or financial condition of the Sponsor or any Originator, (b) which asserts the invalidity of the Documents or the Notes, (c) which seeks to prevent the issuance of the Notes or the consummation by the Sponsor or any Originator of any of the transactions contemplated by the Documents to which they are a party or (d) which might materially and adversely affect the performance by the Sponsor or any Originator of its obligations under, or the validity or enforceability of, the Documents to which they are a party or the Notes.

              G. The Documents, when executed and delivered as contemplated hereby and thereby, will have been duly authorized, executed and delivered by the Sponsor or any Originator, as the case may be, and will constitute, legal, valid and binding instruments enforceable against the Sponsor or any Originator in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, the Indemnification Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws.

              H. The execution, delivery and performance of the Documents by the Sponsor and each Originator, as the case may be, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sponsor or any Originator is a party, by which the Sponsor or any Originator is bound or to which any of the property or assets of the Sponsor, the Originators or any of their subsidiaries are subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Sponsor or of the Originators or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or the Originators or any of their properties or assets.

              I. Arthur Andersen LLP are independent public accountants with respect to the Sponsor and the Originators as required by the Securities Act and the Rules and Regulations.

              J. The direction by the Sponsor to the Indenture Trustee to execute, authenticate, issue and deliver the Notes has been duly authorized by the Sponsor, and assuming the Indenture Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Indenture Trustee in accordance with the Indenture, the Notes will be validly issued and outstanding and will be entitled to the benefits provided by the Indenture.

              K. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is





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         required for the issuance of the Notes and the sale of the Notes to the Underwriter, or the consummation by the Sponsor or each Originator of the other transactions contemplated by the Documents, except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriter or as have been obtained.

              L. Each Originator possesses all material licenses, Notes, authorities or permits issued by the appropriate State, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and neither Originator has received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to such Originator would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

              M. At the time of execution and delivery of the Sale and Servicing Agreement, the Sponsor will: (i) have good title to the interest in the Mortgage Loans conveyed by the Sponsor, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right, title or interest in the Mortgage Loans, in the Sale and Servicing Agreement or in the Notes being issued pursuant thereto; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Indenture Trustee and to sell the Notes to the Underwriter. Upon execution and delivery of the Sale and Servicing Agreement by the Indenture Trustee, the Indenture Trustee will have acquired all of the Sponsor's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriter of the Notes, the Underwriter will have good title to the Notes, free of any Liens.

              N. As of opening of business on November 1, 1997 (the "Cut-Off Date"), each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

              O. None of the Sponsor, any Originator or the Trust created by the Trust Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

              P. At the Closing Date, the Notes and the Indenture will conform in all material respects to the descriptions thereof contained in the Prospectus.

              Q. At the Closing Date, the Notes shall have been rated in the highest rating category by at least two nationally recognized rating agencies.





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
              R. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Documents and the Notes have been paid or will be paid at or prior to the Closing Date.

              S. At the Closing Date, each of the representations and warranties of the Sponsor set forth in the Sale and Servicing Agreement, the Insurance Agreement and the Indemnification Agreement will be true and correct in all material respects.

         Any certificate signed by an officer of the Sponsor or any Originator and delivered to the Underwriter or counsel for the Underwriter in connection with an offering of the Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

              SECTION 2. Purchase and Sale. The commitment of the Underwriter to purchase the Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Sponsor agrees to instruct the Indenture Trustee to issue and agrees to sell to the Underwriter, and the Underwriter agrees (except as provided in Sections 6 and 10 hereof) to purchase from the Sponsor the aggregate initial principal amount of the Notes set forth on Schedule A, at the purchase price or prices set forth in Schedule A.

              SECTION 3.       Delivery and Payment.  Delivery of and
payment for the Notes to be purchased by the Underwriter shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 10:00 A.M. New York City time on the Closing Date or at such other time or date as shall be agreed upon in writing by the Underwriter, the Sponsor and the Originators. Payment shall be made to the Originators by wire transfer of same day funds payable to the account of the Originators. Delivery of the Notes shall be made to the Underwriter against payment of the purchase price thereof. The Notes shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days prior to the Closing Date. The Notes will be made available for examination by the Underwriter no later than 4:00 P.M. New York City time on the first business day prior to the Closing Date.


              SECTION 4. Offering by the Underwriter. It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Notes for sale to the public as set forth in the Prospectus.

              SECTION 5. Covenants of the Sponsor. The Sponsor and each Originator agree as follows:

              A. To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the





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         execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Sponsor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, to promptly advise the Underwriter of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus; (ii) the suspension of the qualification of the Notes for offering or sale in any jurisdiction;
         (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, the Sponsor promptly shall use its best efforts to obtain the withdrawal of such order or suspension.

              B. To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

              C. To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Notes, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Sponsor shall notify the Underwriter and, upon the Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the





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         Underwriter may from time to time reasonably request of an amended
         Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriter is required to deliver a Prospectus in connection with sales of any of the Notes at any time nine months or more after the Effective Time, upon the request of the Underwriter but at the expense of the Underwriter, the Sponsor shall prepare and deliver to the Underwriter as many copies as the Underwriter may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

              D. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Sponsor or the Underwriter, be required by the Securities Act or requested by the Commission.

              E. Prior to filing with the Commission any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus or (iii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing.

              F. To make generally available to holders of the Notes as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Sponsor, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

              G. To use their best efforts, in cooperation with the Underwriter, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes. The Sponsor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been so qualified.

              H. Not, without the Underwriter's prior written consent, to publicly offer or sell or contract to sell any mortgage pass-through securities, collateralized mortgage obligations or other similar securities representing interests in or secured by other mortgage-related assets originated or owned by the Sponsor for a period of 5 business days following the commencement of the offering of the Notes to the public.

              I. So long as the Notes shall be outstanding, to deliver to the Underwriter as soon as such statements are furnished to the Indenture Trustee the annual





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         statement as to compliance delivered to the Indenture Trustee pursuant to Section 3.9 of the Indenture.

              J. To apply the net proceeds from the sale of the Notes in the manner set forth in the Prospectus.

              SECTION 6. Conditions to the Underwriter's Obligation. The obligation of the Underwriter to purchase the Notes pursuant to this Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Sponsor and each Originator herein contained; (ii) the performance by the Sponsor and each Originator of all of their respective obligations hereunder; and (iii) the following conditions as of the Closing Date:

              A. The Underwriter shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

              B. The Underwriter shall not have discovered and disclosed to the Sponsor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Dewey Ballantine LLP, counsel for the Underwriter, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              C. All corporate proceedings and other legal matters relating to the authorization, form and validity of the Documents, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriter, and the Sponsor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              D. The Underwriter shall have received the favorable opinion of Dewey Ballantine LLP, special counsel to the Sponsor and each Originator with respect to the following items, dated the Closing Date, to the effect that:

              1. Each of the Sponsor and each Originator has been duly organized and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of its jurisdiction of incorporation, and is qualified to do business in each state necessary to enable it to perform its obligations as Sponsor or Originator, as the case may be, under the Documents to which they are a party. Each of the Sponsor and each Originator has the requisite power and authority to execute and deliver, engage in the transactions





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
         contemplated by, and perform and observe the conditions of the Documents to which they are a party.

              2. The Documents to which they are a party to have been duly and validly authorized, executed and delivered by the Sponsor and each Originator, as the case may be, and all requisite corporate action having been taken with respect thereto, and the Notes constitute the valid, legal and binding agreement of the Sponsor or an Originator, as the case may be.

              3. Neither the transfer of the Mortgage Loans to the Trust, the issuance or sale of the Notes nor the execution, delivery or performance by the Sponsor or any Originator of the Documents to which they are a party to, (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, (i) any term or provision of the certificate of incorporation or by-laws of the Sponsor or any Originator; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Sponsor or any Originator is a party or is bound and known to such counsel; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Sponsor or any Originator and known to such counsel; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon any of the Trust's assets or upon the Notes, except as otherwise contemplated by the Sale and Servicing Agreement.

              4.   The endorsement and delivery of each Credit Line
         Agreement, and the preparation, delivery and recording of an Assignment with respect to each Mortgage is sufficient to fully transfer to the Indenture Trustee for the benefit of the Noteholders all right, title and interest of the Sponsor in the Credit Line Agreement and Mortgage, as noteholder and mortgagee or assignee thereof, subject to any exceptions set forth in such opinion, and will be sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Sponsor and to prevent any other sale, transfer, assignment, pledge or other encumbrance of the Mortgage Loans by the Sponsor from being enforceable.

              5. No consent, approval, authorization or order of, registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under the laws of the State of New York, for the execution, delivery and performance of the Documents or the offer, issuance, sale or delivery of the Notes or the consummation of any other transaction contemplated thereby by the Sponsor and the Originators, except such which have been obtained.

              6. There are no actions, proceedings or investigations, to such counsel's knowledge, pending or threatened against the Sponsor or any Originator before any court, governmental agency or body or other tribunal (i) asserting the invalidity of the Documents to which they are a party to or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Documents or (iii) which would materially and adversely affect the performance by the Sponsor or the Originators of obligations under, or the validity or enforceability of, the Notes or Documents to which they are a party.

              7. To the best knowledge of such counsel, the Commission has not issued any stop order suspending the effectiveness of the Registration Statement or any order directed to any prospectus relating to the Notes (including the Prospectus), and has not initiated or threatened any proceeding for that purpose.

              8. The Registration Statement and the Prospectus (other than the financial and statistical data included therein, as to which such counsel need express no opinion), including the incorporated documents, as of the date on which the Registration Statement was declared effective and as of the date hereof, comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder, and such counsel does not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement which has not been filed or described as required.

              9. The Indenture, when executed and delivered, will have been duly qualified under the Trust Indenture Act.

              10.  The statements in the Prospectus and Prospectus
         Supplement set forth under the captions "ERISA CONSIDERATIONS," "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," and the statements in the Prospectus set forth under the caption "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND RELATED MATTERS," to the extent that they constitute matters of federal, New York or California law, or federal, New York or California legal conclusions provide a fair and accurate summary of such law or conclusions.

              11. No information has come to such counsel's attention which causes them to believe that the Prospectus (other than the financial statement and other financial and statistical data contained therein, as to which such counsel need express no opinion), as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             12.  Such other matters as the Underwriter may reasonably request.

         In rendering its opinions, the counsel described above may rely, as to matters of fact, on certificates of responsible officers of the Sponsor and the Originators, the Indenture Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Sponsor and the Originators.

              E. The Underwriter shall have received letters, including bring-down letters, from Arthur Andersen LLP, dated on or before the Closing Date, in form and substance satisfactory to the Underwriter and counsel for the Underwriter, to the effect that they have performed certain specified procedures requested by the Underwriter with respect to the information set forth in the Prospectus and certain matters relating to the Originators.

              F. The Notes shall have been rated in the highest rating category by Standard & Poor's Ratings Group and by Moody's Investors Service, Inc., and such ratings shall not have been rescinded or downgraded. The Underwriter and counsel for the Underwriter shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Notes. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters to the Underwriter or shall state that the Underwriter may rely upon them.

              G. The Underwriter shall have received from the Sponsor a certificate, signed by the president, a senior vice president or a vice president of the Sponsor, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Sale and Servicing Agreement, and this Agreement and that, to the best of his or her knowledge based upon reasonable investigation:

              1. the representations and warranties of the Sponsor in this Agreement, as of the Closing Date, and in the Sale and Servicing Agreement, the Insurance Agreement, and in all related agreements, as of the date specified in such agreements, are true and correct, and the Sponsor, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              2. there are no actions, suits or proceedings pending, or to the best of such officer's knowledge, threatened against or affecting the Sponsor which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Sponsor's obligations under the Documents to which it is a party in any material way; and no merger, liquidation, dissolution or bankruptcy of the Sponsor is pending or contemplated;

              3.       the information contained in the Registration
         Statement and the Prospectus relating to the Sponsor, the Mortgage Loans or the servicing procedures of it or its affiliates or subservicer is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading;

              4. the information set forth in the Schedule of Mortgage Loans required to be furnished pursuant to the Sale and Servicing Agreement is true and correct in all material respects;

              5. there has been no amendment or other document filed affecting the articles of incorporation or by-laws of the Sponsor since September 30, 1997, and no such amendment has been authorized. No event has occurred since September 30, 1997, which has affected the good standing of the Sponsor under the laws of the State of Delaware;

              6. there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Sponsor and its subsidiaries, taken as a whole, from September 30, 1997;

              7. on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating, if any, accorded the Sponsor or in any rating accorded any securities of the Sponsor, if any, by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act; and

              8. each person who, as an officer or representative of the Sponsor, signed or signs the Registration Statement, the Documents or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described in the Documents was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

         The Sponsor shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and by-laws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

              H. The Underwriter shall have received a favorable opinion of counsel to the Indenture Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriter, to the effect that:

              1. the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to enter into and to take all actions required of it under the Documents to which it is a party to;

              2. the Documents to which the Indenture Trustee is a party have been duly authorized, executed and delivered by the Indenture Trustee and such Documents constitute the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture

         Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

              3. no consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of the Documents to which it is a party or the performance of its obligations thereunder;

              4. the Notes have been duly executed, authenticated and delivered by the Indenture Trustee; and

              5. the execution and delivery of, and performance by the Indenture Trustee of its obligations under, the Documents to which it is a party do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or by-laws of the Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

         In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Sponsor, the Indenture Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Indenture Trustee.

              I. The Underwriter shall have received from the Indenture Trustee a certificate, signed by the President, a senior vice president or a vice president of the Indenture Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Indenture Trustee, signed or signs the Notes, the Sale and Servicing Agreement, the Indenture or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Sale and Servicing Agreement and the Indenture was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

              J. The Policy relating to the Notes shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus.

              K. The Underwriter shall have received a favorable opinion of in-house counsel to the Insurer, dated the Closing Date and in form and substance satisfactory to counsel for the Underwriter, to the effect that:

              1. The Insurer is a Wisconsin-domiciled stock insurance corporation, duly incorporated and validly existing under the laws of the State of Wisconsin. The Insurer is validly licensed to do business in New York and is authorized to issue the Policy and perform its obligations under the Policy in accordance with the terms thereof.

              2. The execution and delivery by the Insurer of the Policy, the Insurance Agreement and the Indemnification Agreement are within the corporate power of the Insurer and have been authorized by all necessary corporate action on the part of the Insurer; the Policy has been duly executed and is the valid and binding obligation of the Insurer enforceable in accordance with its terms except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.

              3. The Insurer is authorized to deliver the Insurance Agreement and the Indemnification Agreement, and such agreements have been duly executed and delivered and constitute the legal, valid and binding obligations of the Insurer enforceable in accordance with its terms except that the enforcement of the Insurance Agreement and the Indemnification Agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy considerations relating to indemnification for securities law violations.

              4. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the Insurer, the lack of which would adversely affect the validity or enforceability of the Policy; to the extent required by applicable legal requirements that would adversely affect validity or enforceability of the Policy, the form of the Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Insurer in connection with the Policy.

              5. The Policy is not required to be registered under the Securities Act.

              6. The information set forth under the caption "THE POLICY" and "THE INSURER" in the Prospectus forming a part of the Registration Statement, insofar as such statements constitute a description of the Policy, accurately summarizes the Policy.

         In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Sponsor, the Originators, the Indenture Trustee, the Insurer and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Insurer.

              L. Except for the downgrading of Advanta National Bank on _____, 1997, on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating, if any, accorded the Sponsor or the Originators or in any rating accorded any securities of the Sponsor, if any, by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

              M. On or prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

              N. There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since September 30, 1997, of (A) the Sponsor, the Originators and any subsidiaries or
         (B) the Insurer, that is in the Underwriter's judgment material and adverse and that makes it in the Underwriter's judgment impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

              O. The Underwriter shall have received from the Insurer a certificate, signed by the president, a senior vice president or a vice president of the Insurer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Policy, the Insurance Agreement, the Indemnification Agreement and the related documents and that, to the best of his or her knowledge based on reasonable investigation:

              1. There are no actions, suits or proceedings pending or threatened against or affecting the Insurer which, if adversely determined, individually or in the aggregate, would adversely affect the Insurer's performance under the Policy, the Indemnification Agreement or the Insurance Agreement;

              2. Each person who as an officer or representative of the Insurer, signed or signs the Policy, the Insurance Agreement, the Indemnification Agreement or any other document delivered pursuant hereto, on the date thereof, or on the Closing Date, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures;

              3. The information contained in the Prospectus under the captions "THE POLICY" and "THE INSURER" is true and correct in all material respects and does not omit to state a material fact with respect to the description of the Policy or the ability of the Insurer to meet its payment obligations under the Policy;

              4. the tables regarding the Insurer's capitalization set forth under the heading "THE POLICY" and "THE INSURER" presents accurately and fairly the capitalization of the Insurer as of September 30, 1997;

              5. On or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded the claims paying ability of the Insurer by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act;

              6. The audited balance sheet of the Insurer as of December 31, 1996 and the related statement of income and retained earnings for the fiscal year then ended, and the accompanying footnotes, together with the related opinion of an independent certificated public accountant, copies of which are incorporated by reference in the Prospectus Supplement, fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied; the unaudited balance sheet of the Insurer as of September 30, 1997 and the related statement of income and retained earnings for the three-month period then ended, copies of which are included in the Prospectus Supplement, fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied consistently with those principles applied in preparing the December 31, 1996 audited statements;

              7. To the best knowledge of such officer, since September 30, 1997, no material adverse change has occurred in the financial position of the Insurer other than as set forth in the Prospectus Supplement.

         The officer of the Insurer certifying to items 5-7 shall be an officer in charge of a principal financial function.

         The Insurer shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and its by-laws, all of which are in full force and effect on the date of such certificate.

              P. The Underwriter shall have received from Dewey Ballantine LLP, special counsel to the Sponsor and the Originators, a survey in form and substance satisfactory to the Underwriter, indicating the requirements of applicable local law which must be complied with in order to transfer and service the Mortgage Loans pursuant to the Sale and Servicing Agreement and each Originator shall have complied with all such requirements.

              Q. The Underwriter shall have received from Dewey Ballantine LLP, special counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Prospectus and such other related matters as the Underwriter shall reasonably require.

              R. The Underwriter and counsel for the Underwriter shall have received copies of any opinions of counsel to the Sponsor, the Originators or the Insurer supplied to the Indenture Trustee relating to matters with respect to the Notes or the Policy. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters to the Underwriter or shall state the Underwriter may rely thereon.

              S. The Underwriter shall have received such further information, Notes and documents as the Underwriter may reasonably have requested not fewer than three (3) full business days prior to the Closing Date.

              T. There shall have been executed and delivered by Advanta Mortgage Holding Company, the corporate parent of the Sponsor ("AMHC"), a letter agreement with the Indenture Trustee and the Insurer, pursuant to which AMHC agrees to become jointly and severally liable with the Sponsor, the Originators and the Master Servicer for the payment of the Joint and Several Obligations (as defined in such letter agreement).

              U. There shall have been executed and delivered by AMHC, the corporate parent of the Sponsor, a letter agreement with the Underwriter and the Insurer substantially in the form of Exhibit A hereto.

              V. Prior to the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by any Originator in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

              W. Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;

         (i) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iii) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Sponsor and the Originators at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

         All opinions, letters, evidence and Notes mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

              SECTION 7. Payment of Expenses. The Sponsor and the Originators agree to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 5(G) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriter); (f) any fees charged by securities rating services for rating the Notes; (g) half of the costs and expenses of Dewey Ballantine LLP; and (h) all other costs and expenses incident to the performance of the obligations of the Sponsor and the Originators; provided that, except as provided in this Section 7, the Underwriter shall pay its own costs and expenses, including half of the costs and expenses of Dewey Ballantine LLP, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriter.

         If this Agreement is terminated by the Underwriter, in accordance with the provisions of Section 6 or Section 10, the Sponsor and the Originators shall reimburse the Underwriter for its respective reasonable out-of-pocket expenses, including fees and disbursements of Dewey Ballantine LLP, counsel for the Underwriters.

              SECTION 8.       Indemnification and Contribution.

              A. The Sponsor and the Originators agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Sponsor nor the Originator shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Prospectus or the Registration Statement in reliance upon and in conformity with written information (including any Derived Information) furnished to the Sponsor by the Underwriter specifically for inclusion therein; and provided, further, that as to any Preliminary Prospectus this indemnity shall not inure to the benefit of the Underwriter or any controlling person on account of any loss, claim, damage, liability or action arising from the sale of the Notes to any person by the Underwriter if the Underwriter failed to send or give a copy of the Prospectus, as amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Sponsor or any Originator with Section 5(C). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and the Underwriter shall not be obligated to send or give any supplement or amendment to any document incorporated therein by reference to any person other than a person to whom the Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Sponsor or any Originator may otherwise have to the Underwriter or any controlling person of the Underwriter.

              B. The Underwriter agrees to indemnify and hold harmless the Sponsor, the Originators, each of their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Sponsor or the Originators within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Sponsor or the Originators or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information (excluding any Derived Information which is covered in paragraph (E) below) furnished to the Sponsor by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Sponsor, the Originators and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Sponsor or the Originators or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Sponsor, the Originators or any such director, officer or controlling person.

              C.     Promptly after receipt by any indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section 8 consist of the Underwriter or any of its controlling persons, or by the Sponsor or the Originator, as the case may be, if the indemnified parties under this Section 8 consist of the Sponsor or the Originator, as the case may be, or any of the Sponsor's directors, officers or controlling persons.

         Each indemnified party, as a condition of the indemnity agreements contained in Section 8(A) and (B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

              D. The Underwriter agrees to deliver to the Sponsor a copy of its Derived Information no later than one (1) business day prior to the date such information is required to be filed, pursuant to the No-Action Letters (as defined herein), with the Commission on Form 8-K.

              E. The Underwriter agrees, assuming all Sponsor-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Sponsor, the Originators, each of the Sponsor's and the Originators' respective officers and directors and each person who controls the Sponsor or the Originators within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by the Underwriter, or arise out of or are based upon the omission or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriter under this Section 8(E) shall be in addition to any liability which the Underwriter may otherwise have.

              The procedures set forth in Section 8(C) shall be equally applicable to this Section 8(E).

              F. For purposes of this Section 8, the term "Derived Information" means such portion, if any, of the information delivered to the Sponsor pursuant to Section 8(D) for filing with the Commission on Form 8-K as:

                          (i) is not contained in the Prospectus without taking into account information incorporated therein by reference;

                          (ii)    does not constitute Sponsor-Provided
                                  Information; and

                          (iii) is of the type of information defined as Collateral term sheets, Structural term sheets or Computational Materials (as such terms are interpreted in the No-Action Letters).

         "Sponsor-Provided Information" means any computer tape furnished to the Underwriter by the Sponsor and the Originators concerning the Mortgage Loans comprising the Trust.

              The terms "Collateral term sheet" and "Structural term sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter (the "PSA Letter") of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral term sheet" as used herein includes any subsequent Collateral term sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter (the "Kidder letter" and together with the PSA Letter, the "No-Action Letters") of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, were publicly available May 20, 1994).

              G. If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(A) or (B) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Sponsor and the Originators on the one hand and the Underwriter on the other from the offering of the Notes or if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(C), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sponsor and the Originators on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

         The relative benefits of the Underwriter and the Sponsor and any Originator shall be deemed to be in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing on the cover page of the Prospectus.

         The relative fault of the Underwriter and the Sponsor and any Originator shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sponsor and any Originator or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

         The Sponsor, the Originators and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(G) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(G) shall be deemed to include, for purposes of this
Section 8(G), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         In no case shall the Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              H.     The Underwriter confirms that the information set forth
         (i) in the Prospectus Supplement relating to market making and (ii) in the third paragraph under the caption "UNDERWRITING" in the Prospectus Supplement, together with the Derived Information, is correct and constitutes the only information furnished in writing to the Sponsor and the Originators by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

              SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in Notes of officers of the Sponsor or each Originator submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling persons thereof, or by or on behalf of the Sponsor or any Originator and shall survive delivery of any Notes to the Underwriter.

              SECTION 10. Termination of Agreement . The Underwriter may terminate this Agreement immediately upon notice to the Sponsor and each Originator, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(W) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in
Section 5(G), the provisions of Section 7, the indemnity agreement set forth in
Section 8, and the provisions of Sections 9 and 13 shall remain in effect.

              SECTION 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

              A. if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Attention: Syndicate Desk (Fax: 212-648-5909);

              B. if to the Sponsor, shall be delivered or sent by mail, telex or facsimile transmission to Advanta Mortgage Conduit Services, Inc. 16875 West Bernardo Drive, San Diego, California 92127 Attention:
         General Counsel (Fax: 619-674-3592);

              C. if to Advanta National Bank, shall be delivered or sent by mail to Advanta National Bank, Brandywine Corporate Center, 650 Naamans Road, Claymont, Delaware 19703 (Telephone: 302-791-4400);

              D. if to Advanta Finance Corp., 16875 West Bernardo Drive, San Diego, CA 92127.

              SECTION 12. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the

Sponsor, each Originator and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of
Section 15 of the Securities Act, and for the benefit of directors of the Sponsor or of the Originators, officers of the Sponsor who have signed the Registration Statement and any person controlling the Sponsor or the Originators within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section XII, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

              SECTION 13. Survival. The respective indemnities, representations, warranties and agreements of the Sponsor, the Originators and the Underwriter contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

              SECTION 14. Definition of the Term "Business Day". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

              SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

              SECTION 16. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

              SECTION 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Sponsor and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      ADVANTA MORTGAGE CONDUIT
                                      SERVICES INC.

                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

CONFIRMED AND ACCEPTED, as of
the date first above written:

J.P. MORGAN SECURITIES INC.


By:
   -------------------------------
   Name:
   Title:





                            [Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of
the date first above written:


 ADVANTA NATIONAL BANK

 By:
    -----------------------------
    Name:
    Title:

 ADVANTA FINANCE CORP.

 By:
    -----------------------------
    Name:
    Title:





                            [Underwriting Agreement]




                                                      SCHEDULE A

                                                                                             Purchase Price
                                                                                             to Underwriter
                                            Initial Principal Amount of Notes                 disregarding
                 Class                        Purchased by the Underwriter                  accrued interest
                 -----                        ----------------------------                  ----------------
  Class A                                             $100,000,000                               99.75%

                                                                       EXHIBIT A

                            As of November 20,  1997



J.P. Morgan & Co.
60 Wall Street
New York, New York 10260

AMBAC Indemnity Corporation
One State Street Plaza
New York, New York 10004


         Re: Underwriting Agreement dated November 14, 1997 (the "Underwriting Agreement") among Advanta Mortgage Conduit Services, Inc. (the "Sponsor"), Advanta National Bank and Advanta Finance Corp. (the "Originators") and J.P. Morgan
                 & Co. (the "Underwriter"); Indemnification Agreement dated November 14, 1997 (the "Indemnification Agreement") among the Sponsor, the Underwriter and AMBAC Indemnity Corporation (the "Insurer"); the Insurance Agreement dated as of November 1, 1997 (the "Insurance Agreement") among the Insurer, the Sponsor, and the Indenture Trustee

Ladies and Gentlemen:

         Pursuant to the Underwriting Agreement, the Indemnification Agreement and the Insurance Agreement (together, the "Designated Agreements"), the Sponsor and the Originators have undertaken certain financial obligations with respect to the indemnification of the Underwriter and of the Insurer with respect to the Registration Statement, the Prospectus and the Prospectus Supplement described in the Designated Agreements. Any financial obligations of the Sponsor and the Originators under the Designated Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of the Sponsor and the Originators under the Designated Agreements (including the payment of money damages for a breach of any of the Sponsor's and the Originators' obligations under the Designated Agreements, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

         As a condition of their respective executions of the Designated Agreements, the Underwriter and the Insurer have required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the parent corporation of the Sponsor and the Originators, to acknowledge its joint-and-several liability with the Sponsor and the Originators for the payment of the Joint and Several Obligations under the Designated Agreements.

         Now, therefore, the Underwriter, the Insurer and AMHC do hereby agree that:

                          (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with the Sponsor and the Originators to the Underwriter for the payment of the Joint and Several Obligations under the Underwriting Agreement.

                          (ii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriter or to the Insurer, as applicable, by the Sponsor or another affiliate of AMHC.

         Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

                                                   Very truly yours,

                                                   ADVANTA MORTGAGE HOLDING
                                                   COMPANY

                                                   By:
                                                      -------------------------
                                                         Authorized Signatory



CONFIRMED AND ACCEPTED,
as of the date first above written:

AMBAC ASSURANCE CORPORATION


By:
   ----------------------------------
      Authorized Signatory


J.P. MORGAN SECURITIES INC.


By:
   ----------------------------------
      Authorized Signatory





                                      A-3